UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2012

MERRIMAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15831	11-2936371
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

600 California Street, 9th Floor,
San Francisco, California 94108
( Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (415) 248-5600

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02	Results of Operations and Financial Condition

On May 15, 2012, Merriman Holdings, Inc. announced earnings for the first quarter of 2012.

Item 9.01(c)	Exhibits

99.1	Press Release announcing Merriman Holdings, Inc.’s earnings for the first quarter of 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merriman Holdings, Inc.

Date: May 15, 2012	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chief Executive Officer